UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 7, 2026

GE HEALTHCARE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware			001-41528	88-2515116
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street,	Chicago,	IL		60661
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (833) 735-1139

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GEHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

GE HealthCare Technologies Inc. (the "Company," “we,” or “our") held its annual meeting of stockholders on May 7, 2026. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders. For more information about the proposals set forth below, please see our definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 19, 2026.

1.Our stockholders elected eight directors to each serve a one-year term until our 2027 annual meeting of stockholders or until his or her successor has been elected and qualified, based on the following voting results:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter J. Arduini	363,637,737	735,813	494,638	34,599,625
H. Lawrence Culp, Jr.	351,620,004	12,409,707	838,477	34,599,625
Rodney F. Hochman	360,969,846	3,400,154	498,188	34,599,625
Catherine Lesjak	362,377,938	2,071,223	419,027	34,599,625
Kevin A. Lobo	332,339,981	32,058,693	469,514	34,599,625
Anne T. Madden	361,399,817	2,837,076	631,295	34,599,625
William J. Stromberg	361,023,279	3,319,101	525,808	34,599,625
Phoebe L. Yang	361,640,539	2,588,148	639,501	34,599,625

2.    Our stockholders approved our named executive officers’ compensation in an advisory vote, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
351,099,781	12,973,200	795,207	34,599,625

3.    Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2026, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
398,257,878	769,608	440,327	—

Item 8.01 Other Events.

Effective as of May 7, 2026, the Company’s Board of Directors (the "Board") appointed Rodney F. Hochman as the Board's independent lead director and appointed Anne T. Madden as chairperson of the Nominating and Governance Committee of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GE HealthCare Technologies Inc.
(Registrant)

Date: May 11, 2026	/s/ Frank R. Jimenez
Frank R. Jimenez, General Counsel and Corporate Secretary (authorized signatory)